EXHIBIT 13

Certification of Principal Executive Officer and Principal Financial Officer pursuant to 18 USC §1350,

as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F for the fiscal year ended December 31, 2024 of Metalink Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Daniel Magen, Chief Executive Officer and Chief Financial Officer, certify that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2025
	By:	/s/ Daniel Magen
	Name:	Daniel Magen
	Title:	Chief Executive Officer and Chief Financial Officer